UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

October 21, 2005

  SKYE INTERNATIONAL, INC.

 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

NEVADA	000-27549	88-0362112
(STATE OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

7150 West Erie Street

Chandler, Arizona 85226

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(480) 889-9999

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

TANKLESS SYSTEMS WORLDWIDE, INC.

7650 E. Evans Rd., Suite C, Scottsdale, AZ  85260  (480) 609-7575

Former name, address and phone number if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03   Amendments to Articles of Incorporation or Bylaws

The Registrant has announced that on October 21, 2005, it filed a Certificate of Amendment to Articles of Incorporation with the Office of the Secretary of State for the State of Nevada, changing its name to SKYE INTERNATIONAL, INC., effective October 21, 2005.

ITEM 8.01   Other Events

The Company, which is in the business of designing, developing, manufacturing and marketing several models of an electronic, tankless water heater, recently relocated to a 28,000 square foot manufacturing facility in Chandler, Arizona and is in the process of ramping up production for its new line of Fortis tankless water heater products.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE INTERNATIONAL, INC.

(fka TANKLESS SYSTEMS WORLDWIDE, INC.)

By:   /s/ Thomas Kreitzer

Thomas Kreitzer, Chief Executive Officer

Dated:  October 24, 2005